UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a–12

BURLINGTON STORES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Burlington Stores, Inc. to Hold Virtual Annual Stockholders Meeting

BURLINGTON, New Jersey; April 27, 2020 — Burlington Stores, Inc. (NYSE: BURL), a nationally recognized off-price retailer of high-quality, branded apparel, footwear, accessories, and merchandise for the home, announced today that its 2020 Annual Meeting of Stockholders will change to a virtual-only format, to help protect the health and safety of associates, stockholders and the communities it serves in light of the public health impact of the COVID-19 pandemic. Burlington’s Annual Stockholders Meeting will take place at 8 a.m. Eastern Time on May 20, 2020, the same date and time as originally scheduled. There is no change to the items of business to be addressed at the meeting, which are described in the company’s proxy materials as previously distributed. Burlington intends to return to an in-person Annual Meeting next year.

Stockholders will not be able to attend this year’s Annual Meeting in person. Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the meeting. Guests may access the virtual Annual Meeting in listen-only mode by visiting the virtual meeting site provided below, but will not be able to vote or submit questions during the meeting.

The proxy materials for the Annual Meeting are available at http://www.astproxyportal.com/ast/18550/. Stockholders are encouraged to vote their shares prior to the virtual Annual Meeting by any of the methods described in the proxy materials. The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote on the proposals to be presented at the virtual meeting. Stockholders who have previously voted do not need to take any further action.

Instructions to Attend the Annual Meeting

Record Holders: If you were a holder of record of shares of our common stock at the close of business on March 26, 2020, the record date for the Annual Meeting (meaning your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (AST)), you can attend the virtual Annual Meeting by visiting https://web.lumiagm.com/256816909 and entering the 11-digit control number previously provided to you in your proxy materials. The password for the virtual meeting is burlington2020. If you are a stockholder of record and you have misplaced your 11-digit control number, please call AST at (877) 773-6772.

Beneficial Owners: If you were a beneficial owner of shares of our common stock held in “street name” at the close of business on March 26, 2020 (meaning a broker, trustee, bank, or other nominee holds shares on your behalf), you must register in advance in order to attend the virtual Annual Meeting. To register, please obtain a legal proxy from the broker, trustee, bank, or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the virtual Annual Meeting site provided above. Any control number that was previously provided with your proxy materials, likely a 16-digit number, will not provide access to the virtual Annual Meeting site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5 p.m., Eastern Time, on May 12, 2020. All such requests should be submitted (1) by email to proxy@astfinancial.com; (2) by facsimile to (718) 765-8730; or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for stockholders of record to attend the virtual Annual Meeting.

About Burlington Stores, Inc.

Burlington Stores, Inc., headquartered in New Jersey, is a nationally recognized off-price retailer with Fiscal 2019 net sales of $7.3 billion. The Company is a Fortune 500 company and its common stock is traded on the New York Stock Exchange under the ticker symbol “BURL.” The Company operated 727 stores as of the end of the fourth quarter of Fiscal 2019 in 45 states and Puerto Rico, principally under the name Burlington Stores. The Company’s stores offer an extensive selection of in-season, fashion-focused merchandise at up to 60% off other retailers’ prices, including women’s ready-to-wear apparel, menswear, youth apparel, baby, beauty, footwear, accessories, home, toys, gifts and coats.

For more information about the Company, visit www.burlington.com.

Investor Relations Contacts:

David J. Glick

855-973-8445

Info@BurlingtonInvestors.com

Allison Malkin

Caitlin Morahan

ICR, Inc.

203-682-8225

ADDITIONAL INFORMATION REGARDING

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2020

The following Notice of Change of Location relates to the Burlington Stores, Inc. (the “Company”) Proxy Statement dated April 3, 2020 (the “Proxy Statement”), furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of the Stockholders to be held on May 20, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on April 27, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 20, 2020 at 8:00 a.m. (Eastern Time)

Online Meeting Only by Remote Communication - No Physical Meeting Location

To the Stockholders of Burlington Stores, Inc.:

To help protect the health and safety of associates, stockholders and the communities we serve in light of the public health impact of the COVID-19 pandemic, the location and format of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be conducted in a virtual-only format via live audio webcast.

The Annual Meeting will still be held on Wednesday, May 20, 2020 at 8:00 a.m. Eastern Time. As described in the proxy materials previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on the record date, March 26, 2020. There is no change to the items of business to be addressed at the meeting, which are described in the company’s proxy materials as previously distributed.

For ten days prior to the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting. Please contact our Corporate Secretary at (609) 387-7800 x 53214 if you wish to examine the list prior to the Annual Meeting. The stockholder list will also be available during the virtual Annual Meeting for examination by any stockholder at https://web.lumiagm.com/256816909.

If you were a holder of record of shares of our common stock at the close of business on March 26, 2020 (meaning your shares are registered in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (AST)), you can attend the virtual Annual Meeting by visiting https://web.lumiagm.com/256816909 and entering the 11-digit control number previously provided to you in your proxy materials. The password for the virtual meeting is burlington2020. If you are a stockholder of record and you have misplaced your 11-digit control number, please call AST at (877) 773-6772.

If you were a beneficial owner of shares of our common stock held in “street name” at the close of business on March 26, 2020 (meaning a broker, trustee, bank, or other nominee holds shares on your behalf), you must register in advance in order to attend the virtual Annual Meeting. To register, please obtain a legal proxy from the broker, trustee, bank, or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the virtual Annual Meeting site provided above. Any control number that was previously provided with your proxy materials, likely a 16-digit number, will not provide access to the virtual Annual Meeting site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5 p.m., Eastern Time, on May 12, 2020. All such requests should be submitted (1) by email to proxy@astfinancial.com; (2) by facsimile to (718) 765-8730; or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for stockholders of record to attend the virtual Annual Meeting.

The meeting will begin promptly at 8:00 a.m. Eastern Time. We encourage you to access the meeting 15 minutes prior to the start time, allowing ample time to log in to the meeting webcast and test your computer audio system. If you encounter any difficulty accessing the virtual Annual Meeting, please visit https://go.lumiglobal.com/faq for assistance.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares prior to the meeting by any of the methods described in the proxy materials. The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote your shares on the proposals to be presented at the virtual meeting. Stockholders who have previously voted do not need to take any further action.

BY ORDER OF THE BOARD OF DIRECTORS

Karen Leu

Senior Vice President, General Counsel and Corporate Secretary

The 2020 Annual Meeting will be held at https://web.lumiagm.com/256816909 on May 20, 2020 at 8:00 a.m. Eastern Time. The Proxy Statement furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of the Stockholders, and our Annual Report on Form 10-K for the fiscal year ended February 1, 2020, are available at http://www.astproxyportal.com/ast/18550/.